SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549

                                FORM 8-K

                              CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of
                  the Securities and Exchange Act of 1934



Date of Report (Date of earliest event reported): December 30, 1997

                         Microware Systems Corporation
               (Exact name of registrant as specified in its charter)




          Iowa                   0-27988                 42-1073916
(State or other jurisdiction   (Commission           (I.R.S. Employer
        of incorporation)       File number)          Identification No.)



1500 Northwest 118th Street, Des Moines, IA                  50325
(Address of principal executive offices)                   (Zip Code)

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Item 2.     Acquisition or Disposition of Assets

     On December 30, 1997, the Company, through a newly organized wholly-owned subsidiary, Microware Systems Corporate Park, Inc., executed a promissory note with GMAC Commercial Mortgage Corporation in the amount of $7,000,000.00 secured by the Company's corporate headquarters facility and associated real estate at 1500 N.W. 118th Street, Des Moines, Iowa 50325. The Company established Microware Systems Corporate Park, Inc. in connection with this financing transaction for the sole purpose, as provided in the subsidiary's articles of incorporation, of holding the property subject to the mortgage.


Item 7.     Financial Statements and Exhibits.

            (c) Exhibits.

                 10.1 Promissory Note of Microware Systems Corporate Park, Inc. dated December 30, 1997

                 10.2 Mortgage, Assignment of Rents and Security Agreement between Microware Systems Corporate Park, Inc. and GMAC Commercial Mortgage Corporation dated December 30, 1997



                                  SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: January 14, 1998       MICROWARE SYSTEMS CORPORATION


                              By: /s/Kent R. Kelderman
                                  Name: Kent R. Kelderman
                                  Title: Executive Vice President and
                                         Chief Financial Officer

                               EXHIBIT INDEX



Exhibit
Number            Description of Document                           Page

10.1 Promissory Note between the Company and GMAC Commercial Mortgage Corporation dated December 30, 1997


10.2 Mortgage, Assignment of Rents and Security Agreement between the Company and GMAC Commercial Mortgage Corporation dated December 30, 1997